PSEG Public Service Enterprise Group 2010 Citi Power, Gas, Coal and Alternative Energy Conference Washington, DC June 7, 2010 Exhibit 99

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities
Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, but are not limited to:
•
Adverse changes in energy industry, law, policies and regulation, including market structures and rules, and reliability standards.
•
Any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.
•
Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.
•
Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.
•
Actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units at the same site.
•
Any inability to balance our energy obligations, available supply and trading risks.
•
Any deterioration in our credit quality.
•
Availability of capital and credit at commercially reasonable terms and our ability to meet cash needs.
•
Any inability to realize anticipated tax benefits or retain tax credits.
•
Changes in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.
•
Delays or unforeseen cost escalations in our construction and development activities.
•
Increase in competition in energy markets in which we compete.
•
Adverse performance of our decommissioning and defined benefit plan trust fund investments, and changes in discount rates and funding requirements.
•
Changes in technology and increased customer conservation.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the
Securities and Exchange Commission. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net
Income because it excludes the impact of the sale of certain non-core domestic and international assets and material impairments and lease-transaction-related charges. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last two slides in this presentation include a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG – Defining the Future Ralph Izzo Chairman, President and Chief Executive Officer

PSEG

PSE&G

PSEG Power LLC

PSEG Energy Holdings

PSEG

PSEG:
the right mix for the
opportunities of today and tomorrow
Electric & Gas Delivery
and Transmission Regional Wholesale Energy Renewable Investments
PSE&G positioned
to meet NJ’s
energy policy and
economic growth
objectives
with $5.3 billion
investment program.
PSEG Power’s
low-cost baseload
nuclear and
coal fleet
is geographically well
positioned and
environmentally
responsible.
PSEG Energy Holdings
positioned to pursue
attractive renewable
generation opportunities:
• Solar
• Offshore wind
• Compressed Air Energy
Storage (CAES)

A successful track record…
… provides the confidence to capitalize on the opportunities of tomorrow.
2007 2008 2009
PSEG Power resumed independent control of nuclear fleet, produced record levels of generation and achieved top quartile performance; fossil fleet retrofitted to meet more stringent environmental requirements.
PSE&G consistently recognized for reliability; investment programs expanded to meet NJ’s goals for economic growth and clean energy.
Business focus improved; balance sheet strengthened; Holdings’ financial risk lessened with sale of international investments, termination of offshore leases
Operational and financial focus has allowed PSEG to meet/exceed earnings objectives in each of the past three years.
History of returning cash to shareholders through common dividend.

Earnings growth achieved…
… through higher energy market pricing, increased production and lower costs.
* See page 64 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$2.68
$3.03
$3.12
2007 Operating Earnings* 2008 Operating Earnings* 2009 Operating Earnings*

Tomorrow’s energy market will reward…
…an operationally efficient, environmentally responsible,
integrated generation, transmission and distribution business.
Business driven by the
need to address
environmental issues
and stable pricing
Higher margins driven by
environmentally
responsible &
operationally flexible
energy supply
Superior operations =
customer satisfaction
+ higher value
Infrastructure
investment to
support reliability +
improve performance

Investment programs, hedge profile
and cost control support 2010 outlook
* See page 64 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$3.12
$3.00 - $3.25
2009 Operating Earnings* 2010 Guidance

Electric Territory
Gas Territory
Transmission by Voltage
138KV
161KV
230KV
345KV
500KV

PSE&G is the largest utility in New Jersey providing
electric, gas and transmission services,…
…and delivering renewable and energy efficiency solutions for customers.
*   Actual
**  Weather normalized = estimated annual growth per year over forecast period
*** Lifetime GWh + Lifetime Dtherms converted to GWh
60% 31% Residential
36% 58% Commercial
0.4%** 0.4% - 1.3%** Projected Annual Load Growth (2009 – 2012)
Sales Mix
3,500 M Therms 41,961 GWh Electric Sales and Gas Sold and Transported
(0.4%)* (0.6%)* Historical Annual Load Growth (2005 - 2009)
4% 11% Industrial
1.7 Million
3.2%
Gas
2.1 Million
3.0%
Customers
Growth (2004 – 2009)
Electric
0.5%*
Historical Annual
Peak Load Growth
2005-2009
1,442
Network Circuit Miles
Key Statistics
Transmission
2.1%**
Projected PJM
Peak Load Growth
2009-2012
13,512 GWh 230 GWh Energy Efficiency Initiative (lifetime equivalent)***
80 MW 1 MW Solar 4 All
11.6 MW
2009
Renewables and Energy Efficiency
Solar Loan 81 MW
Total

PSE&G’s investment program provides opportunity
for 14% annualized growth in rate base
PSE&G Rate Base
0
2,000
4,000
6,000
8,000
10,000
12,000
2009 2010 2011 2012
Gas Distribution Electric Distribution Electric Transmission EMP

Projects to NY
Neptune HVDC project (685
MW) Sayreville to Long Island
Linden VFT project (330 MW)
Linden to Staten Island
Bergen O66 project (670 MW*)
Bergen to ConEd's West 49th
St
Bergen U2-100 project (800
MW**) connecting Bergen to
NY
Projects to NJ
PSE&G’s evaluation of
the proposed backbone
Transmission projects:
Susquehanna -
Roseland
Branchburg-
Roseland-Hudson***
Total Import
Capability
~ 2,000 MW
Total Export
Capability
~ 2,500 MW
Sources: Imports: PSE&G Estimates; Exports:  PJM 2009 RTEP;  Load Growth: PJM 2010 Load Forecast Report
NJ’s load is expected to grow 3,450MW by
2020, with net imports decreasing ~500MW.
* Project has firm contract for 320MW
** Project in queue – no firm contracts
***PJM has specified a June 2013 in-service date for this project, though PJM has publicly indicated that the in-service date may be delayed and that alternatives to the project are being considered.
2010-2020 NJ Summer Peak
Growth Rate = 1.6%
As a result NJ will need new generation, DSM or additional transmission imports.

Low-cost portfolio
Regional focus in competitive, liquid
markets
Assets favorably located near
customers/load centers
Many units east of PJM constraints
Southern NEPOOL/ Connecticut
Texas assets – low cost combined cycle
Market knowledge and experience to
maximize the value of our assets
… with low cost plants, in good locations, within solid markets.
Power’s assets
drive value in a dynamic environment…
8%
Fuel Diversity
Coal
Gas
Oil
Nuclear
Pumped
Storage
1%
Pumped Storage
& Oil <1%
Nuclear
Coal
Gas
Total MW: 15,548
15% 52%
24%
8%
51%
15%
34%
Energy Produced
(Twelve months ended December 31, 2009)
Total GWh: 59,808

… while maintaining optionality under a variety of conditions.
Power’s PJM assets along the dispatch
curve enable us to optimize profitability…
X X Ancillary Revenue
X
X
X X Capacity Revenue
X X Energy Revenue
X X Dual Fuel
Peaking units Baseload units Load following units
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Bergen 1
Sewaren 1-4
Hudson 1
Mercer1, 2
Bergen 2
Sewaren 6
Mercer 3
Kearny 10-11
Linden 5-8 / Essex 9
Burlington 12  / Kearny 12
Peach
Bottom
Nuclear
Coal
Combined Cycle
Steam
Peaking
Yards
Creek
National Park
Salem 3
Bergen 3

0
50
100
150
200
250
Source: EPA, EIA (2006 and
2007) and PSEG Projection
Power’s coal assets will have completed
many environmental upgrades by 2010…
…resulting in dramatically lower emissions.
0
2
4
6
8
10
12
14
0
10
20
30
40
50
60
PSEG Projected NOX Emission Rate for 2011
versus 2008 400 U.S. Coal Plants
Conemaugh
Hudson
Bridgeport
Mercer   Keystone
NOx
Keystone
Bridgeport
Conemaugh
Hudson   Mercer
SO
2
PSEG Projected SO2 Emission Rate for 2011
versus 2008 400 U.S. Coal Plants
Keystone
Conemaugh
Bridgeport
Mercer
Mercury
PSEG Projected HG Emission Rate for 2011
versus 2008 400 U.S. Coal Plants
Hudson

… with sites in the eastern part of PJM.
Reliability Pricing Model – locational value
of Power’s generating fleet recognized…
With nearly 1/3 of its capacity in PS North and nearly 2/3 of its capacity in MAAC and EMAAC,
Power’s assets in congested locations received higher pricing in the 2013/2014 RPM Auction.
• Locational value of Power’s
fleet recognized
• Bid for 90MW of new
capacity accepted for
2013/2014 auction; in-service
June 2013
• On schedule to complete
178MW of previously cleared
peaking capacity by June
2012
$27.73 $16.46 $110.00 $174.29 $102.04 Rest of Pool
$245.00 $185.00 PSEG North Zone
$245.00 PSEG
$133.37
$139.73
2012 / 2013
$226.15
$245.00
2013/2014
$110.00 $174.29 $191.32 MAAC
$110.00 $174.29 $191.32 Eastern MAAC
2011 / 2012 2010 / 2011 2009 / 2010 $/MW-day
PJM Zones
PJM Capacity Available to Receive Auction Pricing
0
2,000
4,000
6,000
8,000
10,000
12,000
09/10 10/11 11/12 12/13 13/14

% of coal and nuclear output
$/MWh

% of capacity
$/MW-day

PSEG

Power’s hedging program provides near-
term stability from market volatility…
… while remaining open to long-term market forces.
Estimated EPS impact of
$10/MWh PJM West around the
clock price change* (~$2/mmbtu
gas change)
Contracted Capacity
* As of March 31, 2010 Assuming normal market commodity correlation and demand
** Excludes Texas – No capacity market
Power has
contracted for a
considerable
percentage of its
future output
over the next two
years at
attractive prices.
The pricing for
most of Power’s
capacity has been
fixed through May
2014, with the
completion of
auctions in PJM
and NE.
$0.30 - $0.60 $0.10 - $0.30 $0.05 - $0.10
Contracted Energy
**
*
0%
25%
50%
75%
100%
2010 2011 2012
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
0%
25%
50%
75%
100%
2010 2011 2012
$0
$50
$100
$150
% sold
(left
scale)
% sold
(left
scale)

Sources Uses
PSEG’s internally generated cash flow
enables Power…
… to strengthen its long term balance sheet; support the
shareholder dividend; and, allows PSE&G to retain earnings for growth.
Sources Uses
Cash
from Ops
Net Debt
Redemption
Investment
Dividends
to Parent
for payment
to
shareholders
Power
2009–2012 Sources and Uses
Cash from
Ops*
Net Debt
Issuance
Intercompany
Capital
Contribution
Investment
PSE&G
2009-2012 Sources and Uses
* Cash from Operations adjusts for securitization principal repayments ~ $0.8B

PSEG is advantaged…
… with a strong balance sheet and cash flow to pursue
an investment program that seizes the opportunities of tomorrow.
Right Assets,
Right Markets
Operational
Flexibility
Environmental
Infrastructure
Improvements
2010
Integrated business model with assets located close to
load centers
Dispatch flexibility of operating assets and trading
capability supports margins in full-requirements markets
Environmentally responsible; pursuing investments in
renewables; nuclear uprates
Investments to improve reliability and functionality of grid

PSEG value proposition
PSEG provides investors with a balanced portfolio of assets within a shifting landscape for energy.
PSEG’s focus on operational excellence and O&M control will yield benefits now, and over the long-term.
PSEG’s capital commitments are focused on improving reliability and service quality at attractive risk-adjusted returns.
PSEG’s strong balance sheet and cash flow support a capital program that will benefit shareholders through ongoing support of dividends and opportunity for future growth.

Appendix

Q1 Operating Earnings by Subsidiary
$    482
(4)
11
123
$   352
2009
$   425
3
7
117
$   298
2010
Operating Earnings Earnings per Share
-- 0.01 Enterprise
$   0.95 $   0.84 Operating Earnings*
0.02 0.01 PSEG Energy Holdings
0.24 0.23 PSE&G
$   0.69 $   0.59 PSEG Power
2009 2010
$ millions (except EPS)
Quarter ended March 31
* See page 65 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.84
0.01
(0.01)
(0.01)
(0.10)
$0.95
0.00
0.25
0.50
0.75
1.00
PSEG EPS Reconciliation – Q1 2010 versus
Q1 2009
Q1 2010
operating
earnings*
Q1 2009
operating
earnings*
Interest
Higher volume
offset by lower
prices   (0.05)
BGSS and trading
(0.04)
O&M (0.02)
Increase in
effective tax rate
related to new
healthcare
legislation  (0.02)
Depreciation,
interest and other
0.03
PSEG Power
Weather (0.02)
O&M (0.02)
Electric margin
0.01
Transmission
margin  0.01
Other  0.01
PSE&G
PSEG Energy
Holdings
Enterprise
Lower project
earnings and
lower gains
on lease sales
* See page 65 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Power – Gross Margin Performance
$0
$25
$50
$75
2010 2009
$63
$55
Quarter ended March 31
Power’s gross margin affected by lower pricing and customer migration which offset 7%
increase in production.
Combined cycle gas units maintained strong contribution to operations.
No change versus year ago; higher prices
offset decline in generation.
$18 Texas
Regional Performance
$12
$27
$748
Q1 Gross
Margin ($M)
Q1 Performance Region
Increase in generation supported margin.
New York
Contribution to margin hurt by lower prices. New
England
Q1 contribution to gross margin ($M)
declined 5.0% versus year ago; decline in
price and migration offset increase in
production.
PJM
PSEG Power Gross Margin ($/MWh)*
* Excludes Texas
Increase in generation was predominantly from combined cycle and coal with continued strong nuclear.

PSEG Power

Our nuclear performance has improved…
11.1
3.1
0.6
2.1
1.0
0.9
0.4
0.7
0.6
0.7
0.6 0.6 0.6
2004 2005 2006 2007 2008 2009 2010 Target
25
27
29
28
29
30
30
2004 2005 2006 2007 2008 2009 2010 Target
79.0
85.0
97.0
94.0
91.7
99.0
98.0
96 96
97
96
97
98
2004 2005 2006 2007 2008 2009 2010 Target
Salem station set a new generation record.
Highest combined Salem and Hope Creek
Nuclear site output in Power’s history
Top quartile INPO Index
… as we maintain our drive for excellence.
Nuclear Generation Output*
(000’s GWh)
Forced Loss Rate ( )
(%)
INPO Index ( )
NJ Units 1   Quartile
NJ Units 1   Quartile
* Total PS share nuclear generation
st
st

Power’s coal fleet has shown improvement…
14
15
15
13
13
9
13
2004 2005 2006 2007 2008 2009 2010 Target
10.3
11.1
11.3
7.9
8.4
4.8
3.8
2004 2005 2006 2007 2008 2009 2010 Target
Market conditions reduced output in 2009
Operational results greatly improved
Environmental footprint improved
… and back-end technology investments will prepare us for the future.
Output
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
SO
2
and NOx Rates ( )
(lb/mmbtu)
SO NOx
2
1.11
1.12
1.01
0.91
0.96
0.83
0.47
0.34 0.34
0.29
0.20
0.21
0.19
0.16
2004 2005 2006 2007 2008 2009 2010 Target

Power’s combined cycle fleet is creating
value…
5
4
8
10
20
20
18
2004 2005 2006 2007 2008* 2009* 2010
Target*
3.4
7
3.4
2.5
1.8
1.5
0.8
2004 2005 2006 2007 2008* 2009* 2010
Target*
8079
7847
7928
7768
7587
7507
7452
2004 2005 2006 2007 2008* 2009* 2010
Target*
Output
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
Period Heat Rate ( )
(mmbtu/KWh)
Highest output ever in 2009
Approaching top quartile forced outage rate
Benefiting from heat rate improvement
program
… benefiting from operating enhancements and market dynamics.
* Includes Texas

Our peaking fleet rounds out a diverse
generation portfolio…
Peaking start success provides
opportunities in ancillary and real time
markets
Peaking adds flexibility in serving load
and managing needs of a diverse market
environment
… and provides ability to follow load during periods of high demand.
% Start Success ( )
Forced Outage Rate ( )
(% EFORD)
Equivalent Availability ( )
(%)
99.7
96.5
98.6
97.0
98.9 99.3 99.7
2004 2005 2006 2007 2008 2009 2010 Target
85
86
76
77
91
92
94
2004 2005 2006 2007 2008 2009 2010 Target
13
17
23
19
13
14
12
2004 2005 2006 2007 2008 2009 2010 Target

Stringent environmental challenges are on the
horizon, with potentially broad industry impacts…
High
High
Regional
High
High
Industry Impact
Emission restrictions net favorable to Power
Carbon
Controls on coal units done or under way
Power’s relative position very strong
NOx, SO
2
, Hg
(CAIR)
Peaking fleet replacement strategy
Upwind states anticipated to increase NOx stringency
Ozone air quality standards
(HEDD)
EPA required to perform cost-benefit analysis
Issue widely shared across industry
Potential capital spend exposure
Once-through cooling water
(316(b))
Power uses dry fly ash systems
Ash has been tested as non-hazardous
Coal ash regulation
Power’s Positioning Issue
…but Power’s clean fleet is very competitively positioned for success.

Power’s portfolio is well positioned…
Baghouse*
Scrubber
2010
SCR
Mercer (NJ)
Baghouse
2010*
Scrubber
2010
SCR
2010
Hudson (NJ)
Mercury/
Particulate
SO
2
NOx
Description
Current Regulations and Compliance Measures
Baghouse*
Ultra-low
Sulfur Coal
Low Nox
Burners
Bridgeport (CT)
Scrubber
(Hg MACT Compliant)
Scrubber
(Hg MACT
Compliant)
Scrubber Scrubber
SCR
2014
SCR
Conemaugh (PA) Keystone (PA)
…to meet current regulatory requirements.
Capital Spend Planned No Additional Capital Spend Planned
* Hg MACT compliant with baghouse

Power’s projected capital spending will decline
considerably…
…as we complete significant
environmental back-end technology projects in 2010.
PSEG Power Capital Spending
$0
$100
$200
$300
$400
$500
$600
$700
$800
2010 2011 2012
Maintenance Growth Environmental

Nuclear’s operational excellence
program will create value for years to come…
RGGI
18
30
40 to 60
3,662
2009
None
21
25
40
3,484
2004
Progress toward
National Program
CO
2
Program
19
O&M (non-fuel)
$/MWh
30 Output (000 GWh)
60 License Life
3,694 Capacity (MW)
2012E Description
…as our efforts continue to pursue a potential new unit.

Fossil’s operational excellence program…
12,125 11,211 26,789
Emissions
NOx Tons
37,863
15
447
30
11,886
2009*
80,287
16
349
21
11,123
2004
12,137
Emissions
SO
2
Tons
14
O&M (non-fuel)
$/MWh
211 Capital ($ Millions)
32 Output (000 GWh)
11,589 Capacity (MW)
2012E* Description
…is expected to result in higher output at a lower cost.
* Includes Texas

$0
$100
$200
$300
$400
$500
$600
$700
$0 $10 $20 $30 $40
CO
2
Price ($/Ton)
While the prospects for a
cap and trade program may be delayed…
…Power remains well positioned to capture value if implemented.
CO
2
$/Ton Impact on PJM Prices and Power’s EBITDA
The impact on electric prices moderates at higher CO prices as:
•
the fleet dispatch changes, and
•
the CO intensity of the grid goes down.
Illustration at $20 CO
2
:
(2008 Data)
62 TWh
x ~ $11 to $14/MWh
~ $680 – $870 M revenue
23M tons
x $20/ton
~ $460 M expense
2
2

Full Requirements Component
Increase in Capacity Markets/RPM
Growing Renewable Energy Requirements
Component for Market Risk
Through Power’s
participation in each of the BGS auctions…
Market Perspective – BGS Auction Results
… we have developed an expertise in serving full-requirements contracts.
2003 2004 2005 2006 2007 2008 2009 2010
3 Year Average
Round the
Clock PJM
West Forward
Energy Price
$55.59
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
$33 - $34 $36 - $37 $44 - $46 $67 - $70 $58 - $60 $68 - $71 $56 - $58 $48 - $50
~ $21
$55.05
~ $18
$65.41
~ $21
$102.51
~ $32
$98.88
~ $41
$111.50
~ $43
$103.72
~ $47
$95.77
~ $47
Note: BGS prices reflect PSE&G Zone

The result of Power’s hedging strategy is a
portfolio of contracted output…
… which dampens the impact of market volatility on earnings in the near term.
Power’s
anticipated
nuclear and coal
output is
contracted over
the next few
years:
2010: 100%
2011: 66%
2012: 26%
As of March 31, 2010
Total Fleet RTC Average MW
-
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
Nuclear / Pumped Storage Coal
Combined Cycle (CC) Steam and Peakers
Other Load Contracts + Hedges Existing BGS, Other Load Contracts, Hedges + Future BGS
Existing BGS, Other Load Contracts, and Hedges
2010 2011 2012

The effect of our multi-year hedging/forward
sales strategy…
…creates a realized price that is a blend of prior and future pricing.
PJM West PS Zone vs PJM West Basis
2010
Realized Price
*Forward prices as of April 2010
Power’s hedging strategy enables current
year prices to be derived from contracts
secured over the prior 2 - 3 years.
The fixed pricing of the BGS Auction has
the effect of realizing forward prices up to
three years ahead in the current year.
$0
$20
$40
$60
$80
$100
2004 2005 2006 2007 2008 2009 2010 Fwd* 2011 Fwd 2012 Fwd 2013 Fwd

Power’s coal hedging reflects 2010 supply
matched with 2010 sales…
… while maintaining flexibility on supply post BET installation.
Contracted Coal
Mid $20’s
To
High $20’s
Mid $20’s
To
High $20’s
Mid $40’s
To
Low $40’s
Mid $40’s
To
Low $40’s
High $40’s
To
Mid $40’s
Indicative
Pricing
($/MWh)
Prices lower,
moderating
Northern
Appalachian
Conemaugh
Prices lower,
moderating
Northern
Appalachian
Keystone
More limited
segment of
coal market
Metallurgical
CAPP/NAPP
Mercer
Flexibility after
BET in 2010
Adaro  (2010)
CAPP/NAPP
(2011+)
Hudson
Higher price,
lower BTU,
enviro coal
Adaro
Bridgeport
Harbor
Comments Coal Type Station
% Hedged
(left scale)
$/MWh
(right
scale)
0%
20%
40%
60%
80%
100%
2010 2011 2012
$0
$10
$20
$30
$40
$50

40 $0 $5 $10 2010 2011 2012 Anticipated Nuclear Fuel Cost Power has hedged its nuclear fuel needs through 2012… … with increased costs over that time horizon. Hedged

$0
$20
$40
$60
$80
$100
2004 2005 2006 2007 2008 2009 2010
Fwd *
2011
Fwd
2012
Fwd
$0
$20
$40
$60
$80
$100
2004 2005 2006 2007 2008 2009 2010
Fwd *
2011
Fwd
2012
Fwd
$0
$20
$40
$60
$80
$100
2004 2005 2006 2007 2008 2009 2010
Fwd *
2011
Fwd
2012
Fwd
Commodity prices have been volatile…
Henry Hub NYMEX
($/MMBTU)
West Hub On Peak
($/MWh)
Central Appalachian Coal
($/Ton)
$0
$2
$4
$6
$8
$10
2004 2005 2006 2007 2008 2009 2010
Fwd *
2011
Fwd
2012
Fwd
*Forward prices as of April 2010
Western Hub RTC
($/MWh)

Henry Hub NYMEX
($/MMBTU)
ub On Peak
($/MWh)
Central Appalachian Coal
($/Ton)
Weste
… but Power’s diverse asset portfolio and hedging strategy has mitigated the effects, providing strong results.
PSEG Power:
Operating Earnings*
*See page 64 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings
Commodity prices have been volatile…
$0
$20
$40
$60
$80
$100
2004 2005 2006
2004 2005 2006 2007 2008 2009 2010
Fwd *
2011
Fwd
2012
Fwd
$0
$20
$40
$60
$80
$100
2004 2005 2006 2007 2008 2009 2010
Fwd *
2011
Fwd
2012
Fwd
2009 2010
Fwd *
2011
Fwd
2012
Fwd
0
250
500
750
1,000
1,250
2005 2006 2007 2008 2009

-$10
$0
$10
$20
$30
$40
$50
2005 2006 2007 2008 2009 2010 2011 2012
Note: Forward prices as of April 2010
Forward spark spreads and dark spreads
are showing some moderation…
PJM Western Hub Spark Spread (On-Peak – Henry Hub x 7.5 Heat Rate)
PJM Western Hub Dark Spread (RTC – Central Appalachian Coal x 10 Heat Rate)
… and are expected to remain highly influenced by gas prices.
$0
$10
$20
$30
$40
$50
$60
$70
2005 2006 2007 2008 2009 2010 2011 2012
Annual Average Historical Monthly Forecast

PSE&G

Filed:
May 29, 2009
12/09 Update:
January 29, 2010
Test Year:
2009
* Modified in February for 11.25% ROE from 11.5% ROE; ALJ recommendation due May 30, 2010.
New Jersey Electric & Gas Rate Case
51.2% Equity Ratio
Includes tracking mechanisms for capital expenditures and pension costs
11.25%* Return on Equity
$64.4 million $139.8 million
Increase
$2.3 billion $3.8 billion
Rate Base
Request as of the 03/10 update
Electric Request Gas

2009: Success in meeting State’s energy and
economic development goals…
…with reasonable contemporaneous returns.
514 180 694
April 2009
NJ Capital Infrastructure Stimulus
30 17 47
December 2008
Carbon Abatement
64 1 65
July 2009
Demand Response
143 - 143
November 2009
Solar Loan II
$62 $43 $105
April 2008
Solar Loan I
$1,501 $258 $1,759 Total
185 5 190
July 2009
Economic Energy Efficiency
Stimulus
503 12 515
July 2009
Solar 4 All
Remaining
Spending
Thru 2009
Total
Amount
Approval
Date
($ Millions)

SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
OCEAN
BURLINGTON
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

PSEG

Transmission investment recovery…
Future Transmission project spending will be influenced by
PJM evaluation, potentially adding $1.5B in additional
projects over 2010 – 2015.
Various $300 14 69kV Reliability projects thru 2012
Various $200 20 Approved RTEP projects thru 2012
125 bps 2013** $1,100 Branchburg-Roseland-Hudson
125 bps 2012-2013 $750 Susquehanna-Roseland
Incentive In-Service Spending ($ Millions)
…is supported by formula rate treatment and CWIP in rate base*.
* Approval of CWIP for 500kV backbone projects.
**PJM has specified a June 2013 in-service date for this project, though PJM has publicly indicated that the in-service date may be delayed and that alternatives to the project are being considered.
Transmission Projects
Future Projects
Branchburg Branchburg
Roseland Roseland
Hopatcong Hopatcong
Hudson Hudson

The national average ratio for electric bills to
disposable income is 3.4%*, …
Based on tariff rates in effect in June 2009
…while PSE&G’s typical electric bill is 2.6% of disposable
income in New Jersey.
Electricity
(500kWh/month bill)
BGS
Delivery
Clauses
and
Other
18.1
Gas
(100 therm/month bill)
1.45
BGS****
Delivery **
20.1
*    Source Moody’s Industry Outlook – July 2009
**   Includes base rate increases
***  Other includes NJ stimulus filing ,Solar 4 All and Solar I & II, EEE, and Demand Response
**** Assumes BGS/BGSS pricing remains constant
Delivery
BGSS BGSS****
Delivery **
Clauses
and
Other***
1.62 1.40 18.7
Clauses
and
Other***
Clauses
and
Other
0
2
4
6
8
10
12
14
16
18
20
PSE&G 2009 Regional Average PSE&G 2012E
Clauses and Other
Delivery
BGS
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
PSE&G 2009 Regional Average PSE&G 2012E
Clauses and Other
Delivery
BGSS

PSEG Energy Holdings

PSEG Energy Holdings…
PSEG Global
International assets sold*
Texas generating assets (2 – 1,000 MW CCGTs) transferred to PSEG
Power
Small remaining investment in domestic traditional generation joint venture assets
PSEG Resources
Tax exposure reduced by $740 million through fourteen LILO/SILO lease terminations, including Nuon termination in January 2010
Maximizing value and minimizing risk for traditional leases and real estate
Long-term debt reduced by $1 billion over 2008 and 2009
Redemption of $642 million of Energy Holdings recourse debt
$368 million eliminated through bond exchange
$127 million of debt remaining
… has streamlined its businesses and reduced its risk.
* Nominal investment in Venezuela remaining

($ Billions)

($ Billions)

($ Billions)

($ Billions)

Ongoing portfolio management continues…
… with opportunistic asset monetization as appropriate.
* Does not include IRS deposits of $320M
Global - International Asset Investment
0.0
0.5
1.0
1.5
2.0
2.5
2004 2005 2006 2007 2008 2009 2010
Est
Global - Domestic Generation Investment
0.0
0.5
1.0
1.5
2.0
2.5
2004 2005 2006 2007 2008 2009 2010
Est
Resources - LILO/SILO Exposure *
0.0
0.5
1.0
1.5
2.0
2.5
2006 2007 2008 2009 Mar-10
Resources - Traditional Leases, Real
Estate and Other Investments
0.0
0.5
1.0
1.5
2.0
2.5
2006 2007 2008 2009 2010
Est

PSEG Energy Holdings is focused on
renewable energy opportunities
Complementing PSEG portfolio by increasing earnings base
with structured, low risk investments
Disciplined evaluation of favorable markets for renewables
Transaction structure and partnerships designed to mitigate risk
Expand geographic and regulatory diversity
Attractive and predictable returns
Pursuing renewable strategy through three primary vehicles
Solar Source LLC
Energy Storage and Power LLC
Garden State Offshore Energy LLC

PSEG

$(0.12)
$0.14
$0.74
$1.92
$0.02
$(0.05)
$0.09
$0.07
$0.63 $0.71
$2.38 $2.30
2007 2008 2009
$3.12*
We have met or exceeded our earnings
objectives …
… and expect 2010 earnings to remain strong.
Holdings
PSE&G
Power
Parent
Earnings per Share by Subsidiary
$2.68*
$3.00 - $3.25 $2.80 - $3.05 $2.30 - $2.50 Guidance Range
$3.03*
*See page 64 for Items excluded from Income from Continuing Operations to reconcile to Operating Earning

$2,091
$1,993
$163
$30
2008 2009
Sustainability Plan
Non-pension
O&M
Expense (1)
Pension
Expense
Manage Staffing Levels
Control General and
Administrative Expenses
Capture Productivity
Gains
(1) Excludes O&M related to PSE&G clauses
We have successfully managed our O&M …
… through benchmarking efforts and operational excellence.
$2,121M $2,156M

Earnings were strong in 2009…
…benefiting from pricing, cost control and risk mitigation.
$3.12
$3.03
2008* PSE&G Power Holdings /
Enterprise
2009*
($0.08) $0.08
$0.09
Interest  0.03
Debt Exchange
Premium Eliminated
in Consolidation
0.04
Recontracting
and Lower Fuel
Expense  0.04
BGSS and
Wholesale Power
Trading  0.01
O&M  0.02
Interest  0.03
Depreciation and
Other  (0.02)
Margin – Gas,
Electric,
Transmission
and Appliance
Service  0.04
Weather  (0.01)
O&M  (0.06)
Depreciation
(0.03)
Taxes  (0.03)
Interest 0.01
2009 Lease Sales
0.13
Lease Income
(0.04)
Effective Tax Rate
and Other  (0.03)
Debt Exchange
Premium
Eliminated in
Consolidation
(0.04)
Holdings:
Enterprise:
*See page 64 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

Cash Exposure Net
of $320M of IRS
Deposits
12/31/08 12/31/09 3/31/10
4 5 17 # of LILO/SILO Leases
2009 Activities
Terminated 12
LILO / SILO
leases
2010 Activities
Terminated 1 lease in
January
Pursue additional lease
termination opportunities
2008 Activities
Terminated 1
LILO / SILO lease
Exposure to our potential lease tax
liability…
…was reduced with aggressive asset management.
$660
~$1,200
~$280
~$600
$-
$500
$1,000
$1,500

$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
2009 2010 2011 2012
PSEG Consolidated O&M
(1)
C.A.G.R. (’09 –’12) = 0.7%
(1) Excludes O&M related to PSE&G clauses
Aggressive employee management of our
O&M, including 2010 wage freeze …
…and improving pension expense, will result in modest O&M growth.

2009 Operating Earnings* 2010 Guidance
Rigorous cost controls, hedging strategy
and improved utility capital recovery…
…help mitigate the risk of weak prices in 2010.
$3.12
$3.00 - $3.25
PSE&G:
Network Transmission Service (NTS) revenue increase for
2010 from 2009 ~ $0.03 EPS
2009 earned ROE = 8.3%
1% change in Distribution earned ROE in 2010 ~ $0.07 EPS
1% change in load in 2010 ~ $0.02 EPS
PSEG Power:
Revenue/Margin
Nuclear output fully contracted
Dark Spread change of $5/MWh at market – impact of
$0.02-$0.04/share
Spark Spread change of $5/MWh at market – impact
of $0.04-$0.08/share
Operations
1% change in nuclear capacity factor – impact of
$0.01-$0.02/share
O&M 1% change – impact of ~$0.01/share
Drivers
*See page 63 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

Core Investment, $2.18B, 28%
Transmission, $2.14B, 27%
PSE&G New Business, $0.43B, 6%
PSE&G Stimulus, $0.51B, 7%
PSE&G Renewalbles, $0.93B, 12%
Wind (Holdings), $0.02B, 0%
Solar (Holdings), $0.52B, 7%
Power Growth, $0.47B, 6%
New Nuclear, $0.05B, 1%
Back End Technology, $0.44B, 6%

PSEG

PSEG is shifting emphasis to growth
investments…
…to meet the requirements of the evolving energy markets.
Maintenance /
Regulatory
Investments
$2.5B
Growth
Investments
$5.2B
Capital Spending by Category
Total 2010-2012 Capital: $7.7 Billion

PSE&G’s capital spending is focused on
growth…
…with a substantial portion allowed to earn reasonable
contemporaneous returns.
PSE&G Capital Spending by Category
Total 2010-2012 Capital: $5.3 Billion
New Business,
$0.43B, 8%
Renewables,  $0.93B,
18%
Transmission,
$2.14B, 40%
Core Investment,
$1.26B, 24%

$0
$1,000
$2,000
$3,000
$4,000
$5,000
Sources Uses
In 2009, we had substantial cash
generation …
PSEG Consolidated
2009 Sources and Uses
Power Cash
from Ops
Shareholder
Dividend
Gross Lease
Proceeds
PSE&G
Investment
…which was applied toward improving our financial profile.
Debt
Redemptions
Lease Termination
Taxes & IRS Deposit
Debt
Issuances
PSE&G Cash
from Ops(1)
Power
Investment
(1) PSE&G Cash from Operations adjusts for securitization principal repayments of ~ $190M
Regulated investment
Eliminated Parent Long-term
debt and minimized Holdings’
debt
Reduced Tax Risk

With our current facilities, PSEG/Power will
have approximately $2.5 billion of credit
capacity through 2012 ...
Non-PSE&G Credit Capacity
...and we will continue to ensure adequate liquidity.
1
Power facility reduced by $75M in 12/2011
2
PSEG facility reduced by $47M in 12/2011
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
2010 2011 2012
Power Syndicated Facility - 1.60B
¹
Expires 12/2012
Power 2-Year Facility - 0.35B
Expires 7/2011
PSEG Syndicated Facility - 1.00B
2
Expires 12/2012

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2009 2008 2007 2006 2005
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity 9 $              (71) $            12 $              11                 40
Gain (Loss) on Mark-to-Market (MTM) (25)              16                10                 28                 (9)
Lease Transaction Reserves -                  (490)             -                     -                     -
Net Reversal of Lease Transaction Reserves 29               -                   -                     -                     -
Asset Sales and Impairments -                  (13)               (32)                (178)              -
Premium on Bond Redemption -                  (1)                 (28)                (7)                  (6)
Merger-related Costs -                  -                   -                     (8)                  (32)
Total Pro-forma adjustments 13 $            (559) $           (38) $             (154) $            (7) $
Fully Diluted Average Shares Outstanding (in Millions)
507             508              509               505 489
Per Share Impact (Diluted)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity 0.02 $          (0.14) $          0.02 $            0.02 $            0.08 $
Gain (Loss) on Mark-to-Market (MTM) (0.05)           0.03             0.02              0.06              (0.02)
Lease Transaction Reserves -              (0.96)            -                -                -
Net Reversal of Lease Transaction Reserves 0.05            -               -                -                -
Asset Impairments -              (0.03)            (0.06)             (0.35)             -
Premium on Bond Redemption -              -               (0.06)             (0.01)             (0.01)
Merger-related Costs -              -               -                (0.02)             (0.07)
Total Pro-forma adjustments 0.02 $          (1.10) $          (0.08) $           (0.30) $           (0.02) $
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
For the Twelve Months Ended
December 31,
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax
2010 2009
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related Activity 10 $         (23) $
Gain (Loss) on Mark-to-Market (MTM)
56 (15)
Total Pro-forma adjustments 66 $         (38) $
Fully Diluted Average Shares Outstanding (in Millions)
507 507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity
0.02 $      (0.04) $
Gain (Loss) on MTM 0.11 (0.03)
Total Pro-forma adjustments 0.13 $      (0.07) $
For the Three Months Ended
March 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
(a)
(a) Income from Continuing Operations for the three months ended March 31, 2010 and 2009 is equal to Net Income.